MUNIVEST
FLORIDA FUND


[FUND LOGO]
STRATEGIC
          Performance


Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011                                               #16636 -- 10/97

[RECYCLE LOGO] Printed on post-consumer recycled paper


MUNIVEST FLORIDA FUND

The Benefits and
Risks of
Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.



                                   MuniVest Florida Fund, October 31, 1997

DEAR SHAREHOLDER

For the year ended October 31, 1997, the Common Shares of MuniVest Florida Fund earned $0.774 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.58%, based on a month-end per share net asset value of $13.87. Over the same period, the total investment return on the Fund's Common Shares was +9.93%, based on a change in per share net asset value from $13.39 to $13.87, and assuming reinvestment of $0.775 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Shares was +8.80%, based on a change in per share net asset value from $13.12 to $13.87, and assuming reinvestment of $0.379 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Shares had an average yield of 3.53%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
At the beginning of 1997, our outlook was for higher interest rates. Since the bond market had rallied in anticipation of a weakening economy with no possibility of a FRB tightening, we perceived a risk of sudden change in investor expectations. At this time, the Fund remained fully invested as we purchased bonds less sensitive to interest rate volatility, such as shorter-duration bonds. This strategy proved beneficial as economic data released during the fourth quarter of 1996 and the first quarter of 1997 showed significant signs of strength. As a result, the FRB increased short-term interest rates 25 basis points and pushed tax-exempt interest rates to 6% by the middle of April. Anticipating further tightening, we remained cautious on the bond market and concentrated on protecting the Fund's net asset value and maintaining as high a level as possible of tax-exempt income.

Surprisingly, the bond market staged a significant rally during the summer months, and long-term tax-exempt yields declined nearly 75 basis points. In our opinion, this occurred as a result of the economy turning decidedly weaker in the second quarter of 1997. Fortunately, higher-coupon bonds, which we purchased for defensive measures, outperformed aggressively structured bonds since they were now advance refunding candidates. We maintained a defensive, fully invested posture for the Fund for the remainder of the 12-month period ended October 31, 1997 as the bond market remained in a narrow 25 basis point trading range.

Looking ahead, our outlook is for lower interest rates. The economic expansion is now entering its seventh year with benign inflation. Equity markets throughout the world have entered into a very volatile stage triggered by the currency crisis in the Southeast Asia. We believe a continuation of equity market declines may have a negative impact on economic growth, thereby constraining global inflation.

The yield on the Fund's Auction Market Preferred Shares has been trading between 3.0% -- 3.7% during the past year. Leverage continues to benefit the Fund's Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/ROBERT A. DIMELLAZ
Robert A. DiMella
Vice President and Portfolio Manager

December 9, 1997




PROXY RESULTS

During the six-month period ended October 31, 1997, MuniVest Florida Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 20,
1997. The description of each proposal and number of shares voted are as follows:

                                                                   Shares Voted     Shares Withheld
                                                                        For           From Voting

1. To elect the Fund's Board of Trustees:     Edward H. Meyer        5,698,366           123,999
                                              Jack B. Sunderland     5,710,832           111,533
                                              J. Thomas Touchton     5,716,629           105,736
                                              Arthur Zeikel          5,716,399           105,966


                                              Shares Voted         Shares Voted        Shares Voted
                                                   For               Against             Abstain

2. To select Deloitte & Touche LLP as the
   Fund's independent auditors.                5,657,766              68,919              95,680

During the six-month period ended October 31, 1997, MuniVest Florida Fund Preferred Shareholders
voted on the following proposals. The proposals were approved at a special shareholders' meeting on
October 20, 1997. The description of each proposal and number of shares voted are as follows:

                                                                   Shares Voted      Shares Withheld
                                                                        For            From Voting

1. To elect the Fund's Board of Trustees:      Donald Cecil             938                  8
                                               M. Colyer Crum           938                  8
                                               Edward H. Meyer          938                  8
                                               Jack B. Sunderland       938                  8
                                               J. Thomas Touchton       938                  8
                                               Arthur Zeikel            938                  8

                                                Shares Voted       Shares Voted         Shares Voted

                                                     For              Against             Abstain
2. To select Deloitte & Touche LLP as the
   Fund's independent auditors.                      934                 8                   4





SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

          S&P   Moody's Face                                                                                              Value
STATE   Ratings Ratings Amount  Issue                                                                                   (Note 1a)

Florida --
98.6       AAA  Aaa   $5,000    Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due 10/01/2024 (b)      5,460
           AAA  NR*    1,355    Broward County, Florida, HFA, Revenue Bonds, AMT, Series A, 7.35% due 3/01/2023 (e)(f)     1,436
           AAA  Aaa    8,200    Citrus County, Florida, PCR, Refunding (Florida Power Corp. -- Crystal River),
                                Series B, 6.35% due 2/01/2022 (c)                                                          8,908
           AAA  Aaa    5,000    Dade County, Florida, Aviation Revenue Bonds (Miami International Airport),
                                Series C, 5.125% due 10/01/2027 (i)                                                        4,847
           AAA  Aaa    1,125    Dade County, Florida, Educational Facilities Authority, Exchangeable Revenue Bonds
                                (University of Miami), 7.65% due 4/01/2010 (c)                                             1,229
           A1+  VMIG1+   600    Dade County, Florida, IDA, PCR, Refunding (Florida Power & Light Co. Project),
                                VRDN, AMT, 3.65% due 4/01/2020 (a)                                                           600
           AA-  Aa3    2,250    Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds (Florida Power
                                &  Light Co. Project), AMT, 7.15% due 2/01/2023                                            2,446
                                Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (f):
           AAA  Aaa    3,000    Refunding (Multi-County Program), 7% due 4/01/2028 (e)                                     3,292
           NR*  Aaa    2,230    Series A, 7.40% due 10/01/2023                                                             2,356
           BBB  Baa1   1,920    Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                                6.90% due 8/01/2022                                                                        2,130
                                Florida HFA, Home Ownership Revenue Bonds, AMT:
           AAA  Aaa    5,000    Series 2, 5.90% due 7/01/2029 (c)                                                          5,140
           NR*  Aaa    1,645    Series G-1, 7.90% due 3/01/2022 (f)                                                        1,749
                                Florida State Board of Education, Public Education Revenue Bonds (Capital Outlay) (h):
           AAA  Aaa    6,430    Series A, 6.75% due 6/01/2001                                                              7,041
           AAA  Aaa    3,500    Series B, 6.70% due 6/01/2001                                                              3,827
           AAA  Aaa    2,000    Florida State Division Board Finance, Department of General Services Revenue Bonds
                                (Department of Natural Resourse Preservation), Series 2000-A, 6.75% due 7/01/2001 (b)(h)   2,211
           NR*  NR*    4,700    Florida State Mid-Bay Bridge Authority, Crossover Revenue Refunding Bonds,
                                Series A, 6.10% due 10/01/2022                                                             4,863
           AAA  Aaa    1,900    Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                Series A, 5% due 7/01/2019 (d)                                                             1,822
           AAA  Aaa    5,000    Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A, 5% due 12/01/2022 (b)  4,800
           AA   Aa     6,925    Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50% due 10/01/2002 (h)   7,719
           A    A3     5,400    Hillsborough County, Florida, Capital Improvement Revenue Bonds (County Center Project),
                                Second Series, 6.75% due 7/01/2002 (h)                                                     6,047
           AAA  Aaa    2,000    Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                                6.50% due 8/01/2016 (c)                                                                    2,171
           AAA  Aaa    5,000    Jacksonville, Florida, District Water and Sewer Revenue Bonds, 5% due 10/01/2008 (c)(h)    5,192
                                Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds:
           AAA  Aaa    1,000    (Charity Obligation Group), Series A, 5.125% due 8/15/2027 (c)                               964
           AA+  NR*    2,000    Refunding (Saint Luke's Hospital Association Project), 7.125% due 11/15/2020               2,207
           NR*  Baa1     345    Jacksonville, Florida, Health Facilities Authority, IDR (National Benevolent
                                Cypress Village), Series A, 6.125% due 12/01/2016                                            361
           AAA  Aaa    1,000    Lakeland, Florida, Electric & Water Revenue Refunding and Improvement Bonds
                                (Junior Sub Lien), Series B, 6% due 10/01/2007 (d)                                         1,113
           NR*  Aaa    3,250    Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series 2,
                                7.75% due 5/01/2026 (f)                                                                    3,687
           BBB+ Baa    2,890    Nassau County, Florida, PCR, Refunding (ITT Rayonier, Inc. Project), 6.20% due 7/01/2015   3,009
           AAA  Aaa    1,150    Okaloosa County, Florida, Gas District Revenue Bonds (Gas System),
                                Series A, 5.125% due 10/01/2016 (c)                                                        1,139
           AAA  Aaa    9,000    Orange County, Florida, Tourist Development, Tax Revenue Refunding Bonds,
                                5% due 10/01/2019 (c)                                                                      8,743
           AAA  Aaa    1,890    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds,
                                7.20% due 6/01/2015 (d)                                                                    2,352
           AAA  Aaa    1,200    Port Everglades Authority, Florida, Port Improvement Revenue Bonds,
                                7.125% due 11/01/2016 (g)                                                                  1,450
           AAA  Aaa    5,000    Port Saint Lucie, Florida, Utility Revenue Refunding & Improvement Bonds,
                                Series A, 5.125% due 9/01/2027 (c)                                                         4,884
           AA-  Aa3    1,000    Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                (Florida Power & Light Co. Project), AMT, 6.70% due 5/01/2027                              1,081
           AAA  Aaa    5,000    South Broward Hospital District, Florida, Hospital Revenue Refunding Bonds,
                                5.25% due 5/01/2021 (c)                                                                    4,888

Total Investments (Cost -- $114,158) -- 98.6%                                                                          121,164

Other Assets Less Liabilities -- 1.4%                                                                                    1,754
                                                                                                                    ----------
Net Assets -- 100.0%                                                                                                  $122,918
                                                                                                                    ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates.  The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FNMA Collateralized.
(f) GNMA Collateralized.
(g) Escrowed to Maturity.
(h) Prerefunded.
(i) FSA Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Portfolio
Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of
Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
HFA  Housing Finance Agency
IDA  Industrial Development Authority
IDR  Industrial Development Revenue Bonds
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of October 31, 1997

Assets:       Investments, at value (identified cost -- $114,158,386) (Note 1a)                                       $121,164,403
              Cash                                                                                                          73,369
              Interest receivable                                                                                        1,856,980
              Deferred organization expenses (Note 1e)                                                                       2,642
              Prepaid expenses and other assets                                                                              6,859
                                                                                                                      ------------
              Total assets                                                                                             123,104,253
                                                                                                                      ------------

Liabilities:  Payables:
              Investment adviser (Note 2)                                                                  $55,257
              Dividends to shareholders (Note 1f)                                                           51,824         107,081
                                                                                                      ------------
              Accrued expenses and other liabilities                                                                        79,593
                                                                                                                      ------------
              Total liabilities                                                                                            186,674
                                                                                                                      ------------

Net Assets:   Net assets                                                                                              $122,917,579
                                                                                                                      ============

Capital:      Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
              Preferred Shares, par value $.05 per share (1,600 shares of AMPS* issued and outstanding
              at $25,000 per share liquidation preference)                                                             $40,000,000
              Common Shares, par value $.10 per share (5,978,662 shares issued and outstanding)           $597,866
              Paid-in capital in excess of par                                                          83,198,076
              Undistributed investment income -- net                                                       487,977
              Accumulated realized capital losses on investments -- net (Note 5)                        (8,372,357)
              Unrealized appreciation on investments -- net                                              7,006,017
                                                                                                      ------------
              Total -- Equivalent to $13.87 net asset value per Common Share (market price -- $13.00)                   82,917,579
                                                                                                                      ------------
              Total capital                                                                                           $122,917,579
                                                                                                                      ============
              *Auction Market Preferred Shares.

              See Notes to Financial Statements.





STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 1997

Investment               Interest and amortization of premium and discount earned                              $6,956,995
Income (Note 1d):

Expenses:                Investment advisory fees (Note 2)                                       $605,833
                         Commission fees (Note 4)                                                 103,424
                         Professional fees                                                         75,080
                         Accounting services (Note 2)                                              32,677
                         Transfer agent fees                                                       30,628
                         Trustees' fees and expenses                                               22,625
                         Printing and shareholder reports                                          22,146
                         Listing fees                                                              16,851
                         Custodian fees                                                             9,847
                         Pricing fees                                                               6,156
                         Amortization of organization expenses (Note 1e)                            5,357
                         Other                                                                     14,294
                                                                                             ------------
                         Total expenses                                                                           944,918
                                                                                                             ------------
                         Investment income -- net                                                               6,012,077
                                                                                                             ------------

Realized &               Realized gain on investments -- net                                                    1,216,839
Unrealized               Change in unrealized appreciation on investments -- net                                1,616,148
Gain on                                                                                                      ------------
Investments -- Net       Net Increase in Net Assets Resulting from Operations                                  $8,845,064
(Notes 1b, 1d & 3):                                                                                          ============

                         See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended
                                                                                                          October 31,
                  Increase (Decrease) in Net Assets:                                                  1997           1996

Operations:       Investment income -- net                                                          $6,012,077      $5,912,407
                  Realized gain on investments -- net                                                1,216,839       2,150,848
                  Change in unrealized appreciation/depreciation on investments -- net               1,616,148        (779,005)
                                                                                                 -------------   -------------
                  Net increase in net assets resulting from operations                               8,845,064       7,284,250
                                                                                                 -------------   -------------

Dividends to      Investment income -- net:
Shareholders      Common Shares                                                                     (4,635,108)     (4,543,484)
(Note 1f):        Preferred Shares                                                                  (1,349,984)     (1,378,160)
                                                                                                 -------------   -------------
                  Net decrease in net assets resulting from dividends to shareholders               (5,985,092)     (5,921,644)
                                                                                                 -------------   -------------

Net Assets:       Total increase in net assets                                                       2,859,972       1,362,606
                  Beginning of year                                                                120,057,607     118,695,001
                                                                                                 -------------   -------------
                  End of year*                                                                    $122,917,579    $120,057,607
                                                                                                 =============   =============
                  * Undistributed investment income -- net                                            $487,977        $460,992
                                                                                                 =============   =============

                  See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS
                                                                                                                     For the
                                                                                                                      Period
                   The following per share data and ratios have been derived                                         Apr. 30,
                   from information provided in the financial statements.                                           1993+ to
                                                                                    For the Year Ended October 31,   Oct. 31,
                   Increase (Decrease) in Net Asset Value:                    1997      1996      1995      1994      1993

Per Share          Net asset value, beginning of period                       $13.39    $13.16    $11.82    $14.99    $14.18
Operating                                                                    -------   -------   -------   -------   -------
Performance:       Investment income -- net                                     1.01       .99      1.01      1.00       .49
                   Realized and unrealized gain (loss) on investments -- net     .48       .23      1.34     (3.05)      .90
                                                                             -------   -------   -------   -------   -------
                   Total from investment operations                             1.49      1.22      2.35     (2.05)     1.39
                                                                             -------   -------   -------   -------   -------
                   Less dividends and distributions to Common Shareholders:
                   Investment income -- net                                     (.78)     (.76)     (.76)     (.84)     (.35)
                   Realized gain on investments -- net                            --        --        --      (.11)       --
                                                                             -------   -------   -------   -------   -------
                   Total dividends and distributions to Common Shareholders     (.78)     (.76)     (.76)     (.95)     (.35)
                                                                             -------   -------   -------   -------   -------
                   Capital charge resulting from issuance of Common Shares        --        --        --        --      (.04)
                                                                             -------   -------   -------   -------   -------
                   Effect of Preferred Share activity:++
                   Dividends and distributions to Preferred Shareholders:
                   Investment income -- net                                     (.23)     (.23)     (.25)     (.15)     (.07)
                   Realized gain on investments -- net                            --        --        --      (.02)       --
                   Capital charge resulting from issuance of
                   Preferred Shares                                               --        --        --        --      (.12)
                                                                             -------   -------   -------   -------   -------
                   Total effect of Preferred Share activity                     (.23)     (.23)     (.25)     (.17)     (.19)
                                                                             -------   -------   -------   -------   -------
                   Net asset value, end of period                             $13.87    $13.39    $13.16    $11.82    $14.99
                                                                             =======   =======   =======   =======   =======
                   Market price per share, end of period                      $13.00    $12.75    $11.50    $10.00    $15.00
                                                                             =======   =======   =======   =======   =======

Total Investment   Based on market price per share                              8.21%    17.87%    22.93%   (28.20%)    2.37%++++
Return:**                                                                    =======   =======   =======   =======   =======
                   Based on net asset value per share                           9.93%     8.17%    19.02%   (15.07%)    8.22%++++
                                                                             =======   =======   =======   =======   =======

Ratios to Average  Expenses, net of reimbursement                                .78%      .82%      .85%      .75%      .48%*
Net Assets:***                                                               =======   =======   =======   =======   =======
                   Expenses                                                      .78%      .82%      .85%      .78%      .83%*
                                                                             =======   =======   =======   =======   =======
                   Investment income -- net                                     4.96%     4.96%     5.38%     4.94%     4.85%*
                                                                             =======   =======   =======   =======   =======

Supplemental       Net assets, net of Preferred Shares, end
Data:              of period (in thousands)                                  $82,918   $80,058   $78,695   $70,674   $89,438
                                                                             =======   =======   =======   =======   =======
                   Preferred Shares outstanding, end of period
                   (in thousands)                                            $40,000   $40,000   $40,000   $40,000   $40,000
                                                                             =======   =======   =======   =======   =======
                   Portfolio turnover                                          89.21%   116.82%    92.54%   100.98%    23.23%
                                                                             =======   =======   =======   =======   =======

Leverage:          Asset coverage per $1,000                                  $3,073    $3,001    $2,967    $2,767    $3,236
                                                                             =======   =======   =======   =======   =======

Dividends          Investment income -- net                                     $844      $861      $940      $569      $245
Per Share on                                                                 =======   =======   =======   =======   =======
Preferred Shares
Outstanding:+++

                   *    Annualized.
                   **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   ***  Do not reflect the effect of dividends to Preferred Shareholders.
                   +    Commencement of operations.
                   ++   The Fund's Preferred Shares were issued on June 1, 1993.
                   +++  Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                   ++++ Aggregate total investment return.

                   See Notes to Financial Statements.




                                  MuniVest Florida Fund, October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $106,864,878 and $103,332,237, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                        Realized      Unrealized
                                      Gains (Losses)     Gains

Long-term investments                 $1,458,399      $7,006,017
Financial future contracts              (241,560)             --
                                   -------------   -------------
Total                                 $1,216,839      $7,006,017
                                   =============   =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $7,006,017, all of which is related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $114,158,386.

4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.60%.

For the year ended October 31, 1997, there were 1,600 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $60,986 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a capital loss carryforward of approximately $6,318,000, of which $4,064,000 expires in 2002 and $2,254,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Trustees declared an ordinary income dividend to Common shareholders in the amount of $.064555 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders,
MuniVest Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Florida Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period April 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Florida Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Florida Fund during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVS